CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2017 OPERATING RESULTS

Houston, Texas (October 26, 2017) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and nine months ended September 30, 2017. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and nine months ended September 30, 2017 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Nine Months Ended
	September 30		September 30
Per Diluted Share	2017	2016	2017	2016
EPS	$0.38	$3.21	$1.20	$8.60
FFO	$1.11	$1.13	$3.35	$3.49
AFFO	$0.92	$0.92	$2.87	$3.01

EPS, FFO and AFFO for the three and nine months ended September 30, 2017 included approximately $0.05 per diluted share in expenses related to Hurricanes Harvey and Irma.

	Quarterly Growth	Sequential Growth	Year-to-Date Growth
Same Property Results	3Q17 vs. 3Q16	3Q17 vs. 2Q17	2017 vs. 2016
Revenues	2.5%	1.1%	2.8%
Expenses	3.9%	4.1%	3.4%
Net Operating Income ("NOI")	1.7%	(0.5)%	2.5%

Same Property Results	3Q17	3Q16	2Q17
Occupancy	95.9%	95.8%	95.4%

“Operating performance across Camden’s portfolio remains strong, and with recent improvements in the Houston apartment market as a result of Hurricane Harvey, we have raised our full-year 2017 guidance for same property revenue and NOI growth,” said Richard J. Campo, Camden’s Chairman and CEO.

The Company defines same property communities as communities owned and stabilized as of January 1, 2016, excluding properties held for sale. Reported same property expenses for 2017 exclude approximately $3.9 million of property level expenses related to Hurricanes Harvey and Irma. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, lease-up was completed at Camden Victory Park in Dallas, TX. Construction was completed during the quarter at Camden Lincoln Station in Denver, CO, and construction commenced at Camden RiNo in Denver, CO.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 10/25/2017
Camden Lincoln Station	Denver, CO	267	$56.4	87%
Camden NoMa II	Washington, DC	405	106.9	61%
Total		672	$163.3

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 10/25/2017
Camden Shady Grove	Rockville, MD	457	$116.0	45%
Camden McGowen Station	Houston, TX	315	90.0
Camden Washingtonian	Gaithersburg, MD	365	90.0
Camden North End I	Phoenix, AZ	441	105.0
Camden Grandview II	Charlotte, NC	28	21.0
Camden RiNo	Denver, CO	233	75.0
Total		1,839	$497.0

Acquisition/Disposition Activity
In July 2017, the Company entered into a sales contract for Camden Miramar, its student housing community located in Corpus Christi, TX, for approximately $78.0 million. Closing of this sale is not guaranteed and is subject to, among other items, the satisfactory due diligence and financing by the purchaser. The Company has included a $0.01 per share impact for this potential disposition in its FFO guidance for the fourth quarter and full-year 2017, assuming a December 2017 closing date.

Equity Issuances
During the quarter, Camden completed a public offering of 4,750,000 common shares at a net price of $93.18 per share, for net proceeds before expenses of approximately $442.6 million. The Company also issued 28,111 common shares through its ATM program at an average price of $90.44 per share, for total net consideration of approximately $2.5 million.

Hurricane Expenses
The Company incurred approximately $5.0 million or $0.05 per diluted share in expenses during the quarter related to Hurricanes Harvey and Irma, as detailed below. Property expenses from Hurricanes Harvey and Irma have been excluded from same property results.

Property Expenses	$3.9 million
Equity in Income of Joint Ventures	$0.4 million
General and Administrative Expense	$0.7 million
Total Hurricane Expenses	$5.0 million

Earnings Guidance
Camden updated its earnings guidance for 2017 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2017 as detailed below.

	4Q17	2017	2017 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.47 - $0.51	$1.66 - $1.70	$1.68	$1.70	$(0.02)
FFO	$1.16 - $1.20	$4.51 - $4.55	$4.53	$4.57	$(0.04)

The Company updated its guidance for 2017 same property growth, which was previously provided in July 2017.

	2017	2017 Midpoint
Same Property Growth	Range	Current	Prior	Change
Revenues	2.80% - 3.00%	2.90%	2.80%	0.10%
Expenses	3.95% - 4.15%	4.05%	4.10%	(0.05)%
NOI	2.10% - 2.40%	2.25%	2.00%	0.25%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2017 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, October 27, 2017 at 11:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 6883383
Webcast: http://services.choruscall.com/links/cpt171027.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 156 properties containing 54,038 apartment homes across the United States. Upon completion of 6 properties under development, the Company’s portfolio will increase to 55,877 apartment homes in 162 properties. Camden was recently named by FORTUNE® Magazine for the tenth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #22.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
OPERATING DATA
Property revenues
Rental revenues	$194,690	$187,771	$573,262	$564,136
Other property revenues	33,488	32,464	97,807	95,172
Total property revenues	228,178	220,235	671,069	659,308

Property expenses
Property operating and maintenance (a)	60,090	53,679	164,188	156,804
Real estate taxes	28,193	26,695	83,916	80,875
Total property expenses	88,283	80,374	248,104	237,679

Non-property income
Fee and asset management	2,116	1,667	5,806	5,223
Interest and other income	385	927	1,579	1,366
Income on deferred compensation plans	3,648	3,494	11,706	4,781
Total non-property income	6,149	6,088	19,091	11,370

Other expenses
Property management	6,201	5,590	19,782	19,147
Fee and asset management	973	911	2,818	2,861
General and administrative (b)	12,266	10,810	37,585	34,836
Interest	21,210	23,076	66,132	69,936
Depreciation and amortization	67,014	62,832	195,781	187,379
Expense on deferred compensation plans	3,648	3,494	11,706	4,781
Total other expenses	111,312	106,713	333,804	318,940

Loss on early retirement of debt	—	—	(323)	—
Gain on sale of operating properties, including land	—	262,719	—	295,397
Equity in income of joint ventures (c)	1,255	1,866	4,857	5,052
Income from continuing operations before income taxes	35,987	303,821	112,786	414,508
Income tax expense	(512)	(400)	(1,008)	(1,204)
Income from continuing operations	35,475	303,421	111,778	413,304
Income from discontinued operations	—	—	—	7,605
Gain on sale of discontinued operations, net of tax	—	—	—	375,237
Net income	35,475	303,421	111,778	796,146
Less income allocated to non-controlling interests from continuing operations	(1,091)	(12,523)	(3,345)	(17,216)
Net income attributable to common shareholders	$34,384	$290,898	$108,433	$778,930

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$35,475	$303,421	$111,778	$796,146
Other comprehensive income
Unrealized gain on cash flow hedging activities	1,754	—	1,754	—
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	34	32	102	97
Comprehensive income	37,263	303,453	113,634	796,243
Less income allocated to non-controlling interests from continuing operations	(1,091)	(12,523)	(3,345)	(17,216)
Comprehensive income attributable to common shareholders	$36,172	$290,930	$110,289	$779,027

PER SHARE DATA

Total earnings per common share - basic	$0.38	$3.23	$1.20	$8.63
Total earnings per common share - diluted	0.38	3.21	1.20	8.60
Earnings per share from continuing operations - basic	0.38	3.23	1.20	4.35
Earnings per share from continuing operations - diluted	0.38	3.21	1.20	4.34

Weighted average number of common shares outstanding:
Basic	91,011	89,669	90,351	89,524
Diluted	92,033	90,012	91,345	89,858

(a) Includes approximately $3.9 million in storm-related expenses related to Hurricanes Harvey and Irma for both the three and nine months ended September 30, 2017.
(b) Includes approximately $0.7 million in storm-related expenses related to Hurricanes Harvey and Irma for both the three and nine months ended September 30, 2017.
(c) Includes approximately $0.4 million in storm-related expenses related to Hurricanes Harvey and Irma for both the three and nine months ended September 30, 2017.
Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$34,384	$290,898	$108,433	$778,930
Real estate depreciation and amortization	65,489	61,264	191,092	182,694
Real estate depreciation from discontinued operations	—	—	—	4,327
Adjustments for unconsolidated joint ventures	2,223	2,266	6,650	6,944
Income allocated to non-controlling interests	1,091	12,523	3,345	17,216
Gain on sale of operating properties, net of tax	—	(262,719)	—	(294,954)
Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Funds from operations	$103,187	$104,232	$309,520	$319,920

Less: recurring capitalized expenditures (b)	(17,506)	(19,246)	(43,975)	(43,609)

Adjusted funds from operations - diluted	$85,681	$84,986	$265,545	$276,311

PER SHARE DATA
Funds from operations - diluted	$1.11	$1.13	$3.35	$3.49
Adjusted funds from operations - diluted	0.92	0.92	2.87	3.01
Distributions declared per common share	0.75	0.75	2.25	2.25
Special Distributions declared per common share	—	4.25	—	4.25

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	93,111	91,901	92,424	91,749

PROPERTY DATA
Total operating properties (end of period) (c)	156	151	156	151
Total operating apartment homes in operating properties (end of period) (c)	54,038	52,506	54,038	52,506
Total operating apartment homes (weighted average)	46,546	46,702	46,103	49,521
Total operating apartment homes - excluding discontinued operations (weighted average)	46,546	46,702	46,103	47,426

(a) Net income attributable to common shareholders for the three and nine months ended September 30, 2017 included approximately $5.0 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016
ASSETS
Real estate assets, at cost
Land	$1,016,097	$1,008,459	$984,523	$967,375	$962,507
Buildings and improvements	6,269,561	6,199,435	6,071,203	5,967,023	5,910,347
	7,285,658	7,207,894	7,055,726	6,934,398	6,872,854
Accumulated depreciation	(2,080,989)	(2,016,259)	(1,952,809)	(1,890,656)	(1,829,563)
Net operating real estate assets	5,204,669	5,191,635	5,102,917	5,043,742	5,043,291
Properties under development, including land	363,481	373,294	377,107	442,292	425,452
Investments in joint ventures	28,420	29,665	30,062	30,254	30,046
Total real estate assets	5,596,570	5,594,594	5,510,086	5,516,288	5,498,789
Accounts receivable – affiliates	23,620	23,592	23,634	24,028	23,998
Other assets, net (a)	189,253	155,784	147,922	142,010	143,059
Short-term investments (b)	—	—	—	100,000	100,000
Cash and cash equivalents	350,274	16,318	245,529	237,364	313,742
Restricted cash	9,178	8,312	8,175	8,462	8,691
Total assets	$6,168,895	$5,798,600	$5,935,346	$6,028,152	$6,088,279

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,338,117	$1,437,608	$1,583,819	$1,583,236	$1,582,655
Secured	866,134	866,292	866,476	897,352	897,971
Accounts payable and accrued expenses	127,557	116,754	120,086	137,813	143,193
Accrued real estate taxes	70,027	48,559	24,682	49,041	66,079
Distributions payable	72,962	69,347	69,326	69,161	82,861
Other liabilities (c)	154,506	134,851	123,654	118,959	122,270
Total liabilities	2,629,303	2,673,411	2,788,043	2,855,562	2,895,029

Commitments and contingencies
Non-qualified deferred compensation share awards	73,015	84,050	75,704	77,037	72,222

Equity
Common shares of beneficial interest	1,028	978	978	978	978
Additional paid-in capital	4,134,206	3,678,660	3,675,737	3,678,277	3,675,806
Distributions in excess of net income attributable to common shareholders	(383,584)	(351,910)	(317,642)	(289,180)	(261,324)
Treasury shares, at cost	(364,736)	(364,785)	(365,923)	(373,339)	(373,597)
Accumulated other comprehensive loss (d)	(7)	(1,795)	(1,829)	(1,863)	(1,816)
Total common equity	3,386,907	2,961,148	2,991,321	3,014,873	3,040,047
Non-controlling interests	79,670	79,991	80,278	80,680	80,981
Total equity	3,466,577	3,041,139	3,071,599	3,095,553	3,121,028
Total liabilities and equity	$6,168,895	$5,798,600	$5,935,346	$6,028,152	$6,088,279

(a) Includes:
net deferred charges of:	$1,312	$1,487	$1,683	$1,915	$2,140
fair value adjustment of derivative instruments:	$1,754	$—	$—	$—	$—

(b) Our short-term investments consisted wholly of a certificate of deposit that had a maturity date of January 4, 2017.

(c) Includes deferred revenues of:	$1,463	$513	$1,455	$1,541	$1,598

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized gain on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income attributable to common shareholders	$34,384	$290,898	$108,433	$778,930
Real estate depreciation and amortization	65,489	61,264	191,092	182,694
Real estate depreciation from discontinued operations	—	—	—	4,327
Adjustments for unconsolidated joint ventures	2,223	2,266	6,650	6,944
Income allocated to non-controlling interests	1,091	12,523	3,345	17,216
Gain on sale of operating properties, net of tax	—	(262,719)	—	(294,954)
Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Funds from operations	$103,187	$104,232	$309,520	$319,920

Less: recurring capitalized expenditures	(17,506)	(19,246)	(43,975)	(43,609)

Adjusted funds from operations	$85,681	$84,986	$265,545	$276,311

Weighted average number of common shares outstanding:
EPS diluted	92,033	90,012	91,345	89,858
FFO/AFFO diluted	93,111	91,901	92,424	91,749

Total earnings per common share - diluted	$0.38	$3.21	$1.20	$8.60
FFO per common share - diluted	$1.11	$1.13	$3.35	$3.49
AFFO per common share - diluted	$0.92	$0.92	$2.87	$3.01

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	4Q17	Range	2017	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.47	$0.51	$1.66	$1.70
Expected real estate depreciation and amortization	0.66	0.66	2.73	2.73
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.03	0.03
Expected FFO per share - diluted	$1.16	$1.20	$4.51	$4.55

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements presented earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Net income	$35,475	$303,421	$111,778	$796,146
Less: Fee and asset management income	(2,116)	(1,667)	(5,806)	(5,223)
Less: Interest and other income	(385)	(927)	(1,579)	(1,366)
Less: Income on deferred compensation plans	(3,648)	(3,494)	(11,706)	(4,781)
Plus: Property management expense	6,201	5,590	19,782	19,147
Plus: Fee and asset management expense	973	911	2,818	2,861
Plus: General and administrative expense	12,266	10,810	37,585	34,836
Plus: Interest expense	21,210	23,076	66,132	69,936
Plus: Depreciation and amortization expense	67,014	62,832	195,781	187,379
Plus: Expense on deferred compensation plans	3,648	3,494	11,706	4,781
Plus: Loss on Early Retirement of Debt	—	—	323	—
Less: Gain on sale of operating properties, including land	—	(262,719)	—	(295,397)
Less: Equity in income of joint ventures	(1,255)	(1,866)	(4,857)	(5,052)
Plus: Income tax expense	512	400	1,008	1,204
Less: Income from discontinued operations	—	—	—	(7,605)
Less: Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Net Operating Income (NOI)	$139,895	$139,861	$422,965	$421,629

"Same Property" Communities	$127,894	$125,738	$381,074	$371,788
Non-"Same Property" Communities	12,855	9,532	39,659	26,661
Development and Lease-Up Communities	2,166	4	3,248	4
Hurricane Expenses	(3,944)	—	(3,944)	—
Dispositions/Other	924	4,587	2,928	23,176
Net Operating Income (NOI)	$139,895	$139,861	$422,965	$421,629

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Net income attributable to common shareholders	$34,384	$290,898	$108,433	$778,930
Plus: Interest expense	21,210	23,076	66,132	69,936
Plus: Depreciation and amortization expense	67,014	62,832	195,781	187,379
Plus: Income allocated to non-controlling interests from continuing operations	1,091	12,523	3,345	17,216
Plus: Income tax expense	512	400	1,008	1,204
Plus: Real estate depreciation from discontinued operations	—	—	—	4,327
Less: Gain on sale of operating properties, including land	—	(262,719)	—	(295,397)
Plus: Loss on Early Retirement of Debt	—	—	323	—
Less: Equity in income of joint ventures	(1,255)	(1,866)	(4,857)	(5,052)
Less: Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Adjusted EBITDA	$122,956	$125,144	$370,165	$383,306